                                                                    EXHIBIT 99.5





              FRANKLIN BANCORP, INC. REPORTS THIRD QUARTER EARNINGS
                        AND IMPROVEMENTS IN ASSET QUALITY

        -  QUARTERLY EARNINGS - $427,164 ($0.11 PER FULLY DILUTED SHARE)
        -  ASSET QUALITY -
             -  NON-PERFORMING ASSETS DECLINE 14.8%
             -  LOAN PORTFOLIO DELINQUENCIES REDUCED TO 1.37%
        -  GROSS LOAN GROWTH DURING THIRD QUARTER OF 8.9%
        -  NON-INTEREST EXPENSES DECREASE 14.6%



Southfield, Michigan, November 11, 2003 - Franklin Bancorp, Inc. (Nasdaq:FBCP) reported a third quarter profit of $427,164 ($0.11 cents per share fully diluted) compared to $1.2 million ($0.32 cents per fully diluted share) for the quarter ended September 30, 2002.

Franklin continues to aggressively manage its credit risk. Total non-performing assets declined to $5.2 million at September 30, 2003 compared to $7.3 million at December 31, 2002, $8.8 million at March 31, 2003, and $6.1 million at June 30, 2003, improvements of 29%, 40%, and 15%, respectively. "In addition to the improvement in the non-performing assets classification, the Bank's delinquent loans (loans with scheduled payments 30 days or more past due) to total loans ratio improved from 2.45% as of December 31, 2002 to 1.37% as of September

FRANKLIN BANCORP, INC. REPORTS THIRD QUARTER EARNINGS
PAGE 2 OF 8


30, 2003," noted Craig L. Johnson, President and CEO. "Management will continue to aggressively manage non-performing assets and delinquencies going forward," added Mr. Johnson.

Lending activity was up slightly during the past nine months, with a net increase in outstanding loans of $2.7 million compared to December 31, 2002. Compared to total loans outstanding of $ 308.5 million as of June 30, 2003 loan balances were up by $27.6 million or 8.9%. Late in the third quarter of 2003, the Bank purchased $29.5 million of high quality single family whole loans that are located in markets with which the Bank is familiar. The weighted average yield on these loans is 5.13% and the funds used to purchase these loans were funds invested with the Federal Home Loan Bank which yielded only 0.96% during the month of September. The Bank purchased approximately $24.0 million of similar single family whole loans in late October of 2003, again using funds invested with the Federal Home Loan Bank. It is anticipated that these loan purchases will serve three very positive and important goals, (1) improve the net interest margin, (2) diversify the loan portfolio and (3) continue to improve the overall credit quality of the Bank's loan portfolio.

For the nine months ended September 30, 2003, Franklin posted a profit of $376,261 or ($0.10 cents per fully diluted share) compared to a profit of $4.4 million or ($1.18 cents per fully diluted share) for the nine months ended September 30, 2002. The year to date results for 2003 reflects the effect of



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FRANKLIN BANCORP, INC. REPORTS THIRD QUARTER EARNINGS
PAGE 3 OF 8


historically low interest rates and severance charges of $3.0 million. Without such severance charges, the operating earnings for the nine months ended September 30, 2003 were $2.4 million.

For the quarter ended September 30, 2003, the net interest margin was 4.08% as compared to 5.03% for the comparable quarter ended September 30, 2002, a drop of 95 basis points. For the nine months ended September 30, 2003, the net interest margin was 4.47% as compared to 5.21% for the nine months ended September 30, 2002, a drop of 75 basis points.

"This continued decline in the Bank's net interest margin continues to be a direct result of the declining level of interest rates that has occurred during the last twelve months and the decline in the Bank's average earning assets from $498.4 million for the nine months ended September 30, 2002 to $478.9 million for the same period ended 2003," commented Mr. Johnson.

Operating fee income (defined as non-interest income excluding gains or losses on sales of securities, loans, real estate owned and repossessed assets) decreased by $170,893 for the nine months ended September 30, 2003 compared to 2002, with the largest decrease occurring in the third quarter of 2003 which had a decrease of $81,443 when comparing the quarter ended September 30, 2003 to 2002.



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

FRANKLIN BANCORP, INC. REPORTS THIRD QUARTER EARNINGS
PAGE 4 OF 8


Non-interest expenses were $17.4 million for the nine months ended September 30, 2003 compared to $14.9 million for the same period ended September 30, 2002. Severance compensation amounted to $3.0 million for the nine months ended September 30, 2003 compared to $200,000 for the same period ended September 30, 2002. Non-interest expenses without severance charges declined by $255,000 when comparing the nine months ended September 30, 2003 to 2002. For the quarter ended September 30, 2003, non-interest expenses were $4.7 million compared to $5.5 million for the quarter ended September 30, 2002, a decrease of $800,000 or 14.6%.

Deposits were at $416.7 million at September 30, 2003 compared to $429.1 million at year-end 2002, a decrease of $12.4 million, with most of this decrease in higher cost CD's. At the same time, the deposit mix is improving as the Bank has increased its outstanding business DDA accounts by $2.5 million as compared to the balances at December 31, 2002.

The allowance for loan losses as a percentage of loans outstanding was 1.33% at September 30, 2003, compared to 1.78% at December 31, 2002. During this same time span the composition of the loan portfolio has changed from consisting of only 5% residential and home equity loans as of December 31, 2002 to 13% in residential and home equity loans as of September 30, 2003. Net charge-offs for the first nine months of 2003 were $3.7 million compared to $1.1 million for the first nine months of 2002. The majority of the increase in net



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

FRANKLIN BANCORP, INC. REPORTS THIRD QUARTER EARNINGS
PAGE 5 OF 8


charge-offs (62%) was related to five commercial loan relationships which were charged-off during the nine months ended September 30, 2003.

Total assets at September 30, 2003 were $528.4 million compared to $542.5 million at year-end 2002. Loans were $336.1 million at September 30, 2003 compared to $333.3 million at December 31, 2002, an increase of $2.8 million. Franklin remains well capitalized with a Tier 1-leverage ratio of 8.16%.

Franklin specializes in serving small and medium-sized business customers and their owners throughout the tri-county area of Wayne, Oakland, and Macomb counties. Franklin's executive offices, Business Center and one regional branch are located in Southfield, with additional regional branches in Birmingham, Troy and Grosse Pointe Woods. Visit the Bank's website at http://www.franklinbank.com.

                                       ###

The matters discussed in this press release contain forward-looking statements that involve risk and uncertainties. Words or phrases "will result," "expect," "are to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Factors which could cause actual results to differ, include, but are not limited to, changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulations; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances and issues; governmental and regulatory policy changes; the outcomes of pending and future litigation and contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national economy and changes in economic conditions of the Bank's market area and the other risks detailed from time to time in Franklin Bancorp's SEC reports, including Franklin Bancorp's report on Form 10-K for the year ended December 31, 2002 and quarterly reports on Form 10-Q. These forward-looking statements represent Franklin Bancorp's judgment as of the date of this report. Franklin Bancorp disclaims, however, any intent or obligation to update these forward-looking statements.






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


FRANKLIN BANCORP, INC.
FINANCIAL SUMMARY



                                                                                SEPTEMBER 30,              SEPTEMBER 30,
                                                                                   2003                       2002
QUARTER ENDED (UNAUDITED)
Interest income                                                                 $  6,462,078               $  8,424,815
Interest expense                                                                   1,447,775                  1,984,327
Provision for loan losses                                                          1,025,653                    300,000
Net interest income after provision for loan losses                                3,988,650                  6,140,488
Net income                                                                           427,164                  1,221,378
Net income per common share - basic                                             $       0.12               $       0.34
Net income per common share - diluted                                           $       0.11               $       0.32
Common shares outstanding                                                          3,718,870                  3,636,331

                                                                                 (UNAUDITED)
                                                                                SEPTEMBER 30,               DECEMBER 31,
AT                                                                                  2003                        2002
Assets                                                                          $528,384,043               $542,478,316
Securities available for sale                                                    112,315,199                149,836,544
Loans (before allowance for loan losses)                                         336,087,199                333,345,726
Allowance for loan losses                                                         (4,466,450)                (5,926,813)
Deposits                                                                         416,713,944                429,129,830
Short term borrowings                                                             65,000,000                 65,000,000
Total shareholders' equity                                                        44,848,033                 45,641,695
Book value per common share                                                            12.06                      12.51
Common shares outstanding                                                          3,718,870                  3,647,593
Tier 1 leverage capital ratio                                                           8.16%                      7.55%
Nonperforming assets                                                            $  5,230,300               $  7,322,970
Nonperforming assets/total assets                                                       0.99%                      1.35%
Allowance for loan losses/loans outstanding                                             1.33                       1.78

                                                                                SEPTEMBER 30,              SEPTEMBER 30,
OTHER INFORMATION (QUARTER ENDED) UNAUDITED                                         2003                       2002
Return on average shareholders' equity                                                  3.79%                     10.29%
Return on average assets                                                                0.32                       0.87
Net interest margin                                                                     4.08                       5.03
Net charge-offs/average loans                                                           2.10                       0.26
Cash dividends per share                                                        $       0.08               $       0.08



FRANKLIN BANCORP, INC.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                                  (UNAUDITED)
                                                                                  SEPTEMBER 30,              DECEMBER 31,
                                                                                      2003                       2002
ASSETS
              Cash and due from banks                                             $  21,494,754             $  18,171,153
              Interest-earning deposits                                                 783,107                 3,580,028
              Time deposits with FHLB                                                31,570,621                 9,050,162
                                                                                  -------------             -------------
              Cash and cash equivalents                                              53,848,482                30,801,343
              Securities available for sale                                         112,315,199               149,836,544
              Federal Home Loan Bank stock - cost                                     5,946,700                 5,868,900
              Federal Reserve Bank stock - cost                                         932,750                 1,541,500
              Loans (before allowance for loan losses)                              336,087,199               333,345,726
              Allowance for loan losses                                              (4,466,450)               (5,926,813)
                                                                                  -------------             -------------
              Net loans                                                             331,620,749               327,418,913
              Accrued interest receivable                                             2,360,725                 3,075,368
              Real estate owned                                                       1,905,835                 2,004,449
              Premises and equipment, net                                             3,304,218                 3,026,171
              Bank Owned Life Insurance                                              11,009,463                 9,799,009
              Prepaid expenses and other assets                                       5,139,922                 9,106,119
                                                                                  -------------             -------------
              TOTAL ASSETS                                                        $ 528,384,043             $ 542,478,316
                                                                                  =============             =============
LIABILITIES
              Deposits                                                            $ 416,713,944             $ 429,129,830
              Short term borrowings                                                  65,000,000                65,000,000
              Accrued interest payable                                                  201,624                   260,275
              Other liabilities                                                       1,620,442                 2,446,516
                                                                                  -------------             -------------
              TOTAL LIABILITIES                                                     483,536,010               496,836,621
                                                                                  -------------             -------------

SHAREHOLDERS' EQUITY
              Common stock - Par value $1.00; authorized 6,000,000 shares;
              issued and outstanding 3,647,593 shares at December 31, 2002
              and 3,718,870 shares at September 30, 2003                              3,718,870                 3,647,593
              Additional paid-in capital                                             27,783,381                27,154,384
              Retained earnings                                                      11,906,191                12,413,704
              Accumulated other comprehensive income                                  1,439,591                 2,426,014
                                                                                  -------------             -------------
              TOTAL SHAREHOLDERS' EQUITY                                             44,848,033                45,641,695
                                                                                  -------------             -------------
TOTAL LIABILITIES, PREFERRED STOCK OF CONSOLIDATED SUBSIDIARY AND                 $ 528,384,043             $ 542,478,316
              SHAREHOLDERS' EQUITY                                                =============             =============

FRANKLIN BANCORP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)


                                                                           THREE MONTHS ENDED                NINE MONTHS ENDED
                                                                              SEPTEMBER 30,                    SEPTEMBER 30,
                                                                          2003            2002             2003            2002
INTEREST INCOME
              Interest on loans                                       $  5,191,672    $  6,357,729     $ 16,474,418    $ 19,051,026
              Interest on securities                                       636,165       1,389,756        2,460,912       4,683,824
              Other interest and dividends                                 634,241         677,330        1,847,405       1,841,228
                                                                      ------------    ------------     ------------    ------------
              TOTAL INTEREST INCOME                                      6,462,078       8,424,815       20,782,735      25,576,078
                                                                      ------------    ------------     ------------    ------------
INTEREST EXPENSE
              Interest on deposits                                         719,053       1,255,224        2,471,101       3,745,267
              Interest on other borrowings                                 728,722         729,103        2,167,470       2,230,331
                                                                      ------------    ------------     ------------    ------------
              TOTAL INTEREST EXPENSE                                     1,447,775       1,984,327        4,638,571       5,975,598
                                                                      ------------    ------------     ------------    ------------
NET INTEREST INCOME                                                      5,014,303       6,440,488       16,144,164      19,600,480
PROVISION FOR LOAN LOSSES                                                1,025,653         300,000        2,276,959       1,275,000
                                                                      ------------    ------------     ------------    ------------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                      3,988,650       6,140,488       13,867,205      18,325,480
                                                                      ------------    ------------     ------------    ------------
NON INTEREST INCOME
              Deposit account service charges                              777,566         814,187        2,302,780       2,392,713
              Net gain on sale of securities                                     0         327,948          455,511         648,356
              Net gain/(loss) on sale of other assets                            0         (40,000)               0         (41,602)
              Other fee income                                             376,156         420,978        1,165,687       1,246,647
                                                                      ------------    ------------     ------------    ------------
              TOTAL NON INTEREST INCOME                                  1,153,722       1,523,113        3,923,978       4,246,114
                                                                      ------------    ------------     ------------    ------------
NON INTEREST EXPENSE
              Compensation and benefits                                  2,314,687       2,389,274        7,095,143       7,117,177
              Severance compensation                                         2,637          69,516        2,977,539         199,835
              Occupancy and equipment                                      836,998         805,591        2,440,218       2,390,538
              Advertising                                                  113,459         142,763          419,199         474,759
              Federal insurance premiums                                    16,102          17,361           50,513          51,844
              Communication expense                                        126,693         153,697          449,145         448,982
              Outside service expense                                      844,840       1,319,626        2,521,122       2,548,141
              Other                                                        434,660         591,524        1,458,708       1,657,126
                                                                      ------------    ------------     ------------    ------------
              TOTAL NON INTEREST EXPENSE                                 4,690,076       5,489,352       17,411,587      14,888,402
                                                                      ------------    ------------     ------------    ------------
INCOME/(LOSS) BEFORE PROVISION FOR FEDERAL INCOME TAXES                    452,296       2,174,249          379,596       7,683,192
              Provision/(Benefit) for federal income taxes                  25,132         502,646            3,335       1,900,145
                                                                      ------------    ------------     ------------    ------------
INCOME/(LOSS) BEFORE PREFERRED STOCK DIVIDENDS                             427,164       1,671,603          376,261       5,783,047
              Preferred stock dividends of subsidiary                            0         450,225                0       1,350,675
                                                                      ------------    ------------     ------------    ------------
NET INCOME/(LOSS)                                                     $    427,164    $  1,221,378     $    376,261    $  4,432,372
                                                                      ============    ============     ============    ============


INCOME PER COMMON SHARE:

              Average common shares outstanding:
              Basic                                                      3,709,083       3,635,331        3,687,546       3,629,075
              Diluted                                                    3,794,077       3,774,348        3,769,369       3,769,934
              Net income/(loss) per common share:
              Basic                                                   $       0.12    $       0.34     $       0.10    $       1.22
              Diluted                                                 $       0.11    $       0.32     $       0.10    $       1.18










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